UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      January 11, 2007
                                                      --------------------------

                          FIRST AVIATION SERVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         0-21995                                          06-1419064
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(Commission File Number)                       (IRS Employer Identification No.)

         15 RIVERSIDE AVENUE
         WESTPORT, CONNECTICUT                              06880-4214
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (203) 291-3300
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On January 11, 2007, Aerospace Products International Inc. (the "Borrower") and Aerospace Produits International LTEE (d/b/a Aerospace Products International Ltd.) ("Affiliate Guarantor"), each a direct wholly-owned subsidiary of First Aviation Services Inc. (the "Registrant") entered into a Second Amended and Restated Loan and Security Agreement (the "Agreement") with TD Banknorth, N.A. (the "Lender"). On such date, the Registrant also entered into a Ratification Confirmation and Amendment (the "Guaranty") as Guarantor and on behalf of the Borrower and Affiliate Guarantor, with the Lender.

            The facilities (as described below) created by the Agreement replaces the Borrower's previously existing $25 million revolving credit facility with the Lender's predecessor-in-interest, scheduled to expire September 1, 2007, and the Guaranty replaces the previously existing guaranty agreement that existed on the previous credit facility. The Agreement extends the commitment expiration date under the Agreement to September 1, 2008.

            The Agreement provides for a 21 month senior revolving credit facility (the "Revolving Loan Facility") to the Borrower in the amount of $25,000,000, subject to terms and conditions set forth in the Agreement. The Revolving Loan Facility will include a $1,000,000 sublimit for the issuance of letters of credit. The proceeds of any loans made under the Revolving Loan Facility will be used for working capital purposes in the ordinary course of business of the Borrower.

            The Revolving Loan Facility bears interest at the option of the Borrower (i) at the prime rate in effect from time to time, (ii) at the adjusted LIBOR for the applicable interest period plus 150 or 175 basis points depending upon financial ratios of the Borrower, or (iii) at the FHLB Rate.

            The Agreement also provides for a Line of Credit/Term Loan Facility (the "Term Loan Facility") in an amount up to $3,000,000, subject to borrowing availability. The proceeds of this advance under the Term Loan Facility will be used for the purpose of purchasing certain equipment for use in the ordinary course of business of the Borrower. On September 1, 2008, the outstanding amounts under the Term Loan Facility convert to a term loan to be repaid over 60 months under the terms in effect for the advances or converted at the option of the borrower to a fixed rate per annum equal to the FHLB rate in effect at that time.

            Other fees payable under the Agreement shall be determined pursuant to the terms set forth in the Agreement.

            The Registrant will act as Guarantor with respect to the obligations of the Borrower and Affiliate Guarantor under the Agreement pursuant to the terms set forth in the Agreement and in the Guaranty.


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            The Affiliate Guarantor will act as a guarantor to the obligations of the Borrower under the Agreement pursuant to the terms set forth in the Agreement.

            The Agreement also contains certain affirmative, negative and financial covenants by the Borrower and the Affiliate Guarantor customary for facilities of this type, including furnishing to the Lender periodic financial information of the Registrant and its subsidiaries, including all reports, and proxy statements filed with the Securities and Exchange Commission; compliance with all laws and regulations; maintaining proper insurance coverage; paying and discharging, at or before maturity, material obligations and liabilities; maintenance of corporate existence and ability to do business; limitations on the incurrence of liens; limitations on the incurrence of debt; limitations on ability to merge, combine, consolidate, liquidate or dissolve; limitations on the disposition of assets; limitations on contingent liabilities, loans or guaranties; limitations on paying dividends; limitations on the payment of debt; limitations on conduct of business; limitations on capital expenditures; and limitations on transactions with affiliates.

            The Agreement also contains certain events of default customary for facilities of this type (with customary grace periods), including nonpayment of principal, interest, fees or other amounts when due; material inaccuracies of representations and warranties; violations of covenants; the occurrence of certain bankruptcy events; certain ERISA events; material judgments; dissolution; the occurrence of a change of control; or the occurrence of a material adverse effect. Upon the occurrence of an event of default, any outstanding loans under the Agreement may be accelerated and/or the Lender's commitments may be terminated, provided however, that upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the Agreement will automatically become immediately due and payable, and the Lender's commitments will automatically terminate.

            The Guaranty contains representations, covenants and warranties that are typical for this type of agreement, including the Registrant providing unconditional payment guaranties; restrictions on subrogation; access to records and premises; limitations on ability to consolidate, merge or sell, lease or otherwise transfer all or substantially all assets; limitations on the incurrence of debt by the Registrant; and limitations on contingent liabilities, loans or guaranties by the Registrant.

            In the ordinary course of business, the Lender, or their affiliates, will manage cash under the facilities for the Borrower and will or may have various other relationships with the Borrower, the Affiliate Guarantor or the Registrant and its subsidiaries involving the provision of a variety of financial services, including commercial banking, investment banking, trust, stock transfer, stock plan administration, advisory or other financial services, for which they received, or will receive, customary fees and expenses.

            On January 18, 2007, the Registrant issued a press release announcing the foregoing matter. The press release is filed herewith as Exhibit
99.1 and is incorporated herein by reference.



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ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
            OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

    Exhibit No.     Description
    -----------     -----------
        99.1        First Aviation Services Inc. Press Release dated
                    January 18, 2007








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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST AVIATION SERVICES INC.


                                          By:    /s/  Robert Malachowski
                                              ----------------------------------
                                              Name:   Robert Malachowski
                                              Title:  Secretary



Date: January 18, 2007





















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                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------
    99.1             First Aviation Services Inc. Press Release dated
                     January 18, 2007

















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